Initial Public Offering	3 Months Ended
Mar. 31, 2024
Initial Public Offering [Abstract]
INITIAL PUBLIC OFFERING

NOTE 3 - INITIAL PUBLIC OFFERING

On December 13, 2021, the Company consummated its Initial Public Offering of 22,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units being offered, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $220.0 million, and incurring offering costs of approximately $19.0 million, of which $12.1 million was for deferred underwriting fees for costs relating to the Initial Public Offering. On December 21, 2021, the underwriters, pursuant to the full exercise of the over-allotment option, purchased 3,300,000 Units. The over-allotment units were sold at the offering price of $10.00 per Unit, generating additional gross proceeds to the Company of $33.0 million. The Company incurred additional offering costs of approximately $2.1 million in connection with the over-allotment, of which approximately $1.8 million was for deferred underwriting commissions (see Note 5).

Each Unit consists of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 6).